EXHIBIT 99.1


           The New York Tri-State Area's Leading Real Estate Company
                        Reckson Associates Realty Corp.

                                       RA

                        Fourth Quarter 2001 Presentation
                         Earnings Results and Overview

                                 March 7, 2002

                               [GRAPHIC OMITTED]

                                    RECKSON

RA SUMMARY OF HIGHLIGHTS

Reported diluted FFO of $.57 per share (inclusive of $.07 in non-recurring charges and reserves), as compared to FFO of $.67 per share for the fourth quarter of 2000, representing a per share decrease of 14.9%. FFO for the fourth quarter of 2001 attributable to core real estate operations increased by $.02 per share over fourth quarter of 2000, representing a per share increase of 3.3%.

Reported diluted FFO of $2.61 per share (inclusive of $.07 in non-recurring charges and reserves) for the year ended December 31, 2001, as compared to $2.59 per share for the comparable 2000 period, representing a per share increase of 0.8%. FFO attributable to core real estate operations increased by $.27 per share, representing a per share increase of 11.8%.

Reported diluted operating earnings per share ("OEPS") (income before gain
(loss) on sales of real estate, extraordinary loss and valuation reserves) of $.27 for the fourth quarter of 2001, as compared to $.36 per share for the comparable 2000 period. The Company also reported diluted OEPS of $1.28 for the year ended December 31, 2001, as compared to $1.31 per share for the comparable 2000 period.

Generated same property NOI increases of 11.9% (cash) and 2.7% (GAAP) for the fourth quarter of 2001 and 7.9% (cash) and 7.0% (GAAP) for the 12 months ended December 31, 2001

Generated same space rent growth of 16.3% (GAAP) and 8.2% (cash) for Office and 21.0% (GAAP) and 4.9% (cash) for Industrial/R&D for the fourth quarter of 2001. Generated same space rent growth of 20.8% (GAAP) and 12.2% (cash) for Office and 20.7% (GAAP) and 5.5% (cash) for Industrial/R&D for the 12 months ended December 31, 2001

Reported occupancy of 96.1% for the office portfolio for the fourth quarter of 2001, as compared to 96.7% for the third quarter of 2001 and 97.2% for the year ended December 31, 2000

Completed a strategic joint venture transaction with New York State Teachers' Retirement System (NYSTRS) for the sale of a 49% interest in 919 Third Avenue for total consideration of approximately $221 million


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           The New York Tri-State Area's Leading Real Estate Company

RA PORTFOLIO COMPOSITION


                            NET OPERATING INCOME (A)

[GRAPHIC OMITTED]


Long Island                 30%
Westchester                 21%
New Jersey                  12%
Connecticut                  7%
New York City               30%


PRO FORMA PORTFOLIO STATS
-------------------------
o        20.6 Million Square Feet (b)

o        181 Properties (b)

o        1,275 Tenants Representing a
         Diverse Industry Base

o        Five Integrated Operating Divisions

o        NOI:

           Office               86%
           Industrial           14%

o        Average Tenant Size:

           Office               12,000 sq. ft.
           Industrial           26,000 sq. ft.

o        Occupancy: (c)

           Office              96.1%
           Industrial          91.7%

(a) Pro forma for 919 Third Avenue free rent add back and pro rata share of consolidated and unconsolidated joint ventures. If 919 Third Avenue was treated as a joint venture property for the entire quarter, the New York City percentage would be 28%.

(b) Reflects one 10,000 square foot industrial property sold subsequent to the year ended December 31, 2001

(c)  Excluding properties under development


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

RA MARKET OVERVIEW

[GRAPHICS OMITTED]

SOUTHERN CONNECTICUT       2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfolio Vacancy (a)     7.8%   7.9%    6.3%     4.4%     3.9%     5.6%
Overall Vacancy              3.3%   4.7%    2.6%     8.1%    12.4%    13.6%
Direct Vacancy               2.8%   4.0%    1.9%     7.2%     9.4%     8.8%

WESTCHESTER                2Q99     4Q99     2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfolio Vacancy (a)     15.3%   8.8%    7.6%     4.0%     4.7%     4.9%
Overall Vacany               18.8%  16.3%   15.1%    12.0%    13.7%    20.5%
Direct Vacancy               17.4%  15.0%   13.8%    10.7%    11.6%    16.3%

LONG ISLAND                2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfoli Vacancy (a)    10.0%    6.0%    3.6%     8.2%     6.5%     8.2%
Overall Vacancy             6.3%    6.5%    5.8%     8.4%    10.4%    11.9%
Direct Vacancy              5.1%    5.6%    4.8%     6.3%     7.7%     7.7%

NORTHERN NEW JERSEY        2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfolio Vacancy (a)   16.2%    15.3%   3.4%     1.3%     7.3%     9.6%
Overall Vacancy             9.9%     7.1%   9.4%     9.9%    11.1%    13.4%
Direct Vacancy              8.2%     4.6%   8.4%     6.5%     6.2%     8.1%


Source: Cushman & Wakefield Class A Statistics

(a) Includes properties under development. Excluding the development properties, the 4Q01 vacancy percentages for LI and NJ are 2.2% and 3.3%, respectively.


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RA MARKET OVERVIEW

[GRAPHICS OMITTED]

NYC FINANCIAL EAST         2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfolio Vacancy       8.1%     2.3%    8.3%     0.7%     1.0%     3.8%
Overall Vacancy            6.2%     7.3%    2.3%     2.1%     6.6%     7.0%
Direct Vacancy             5.4%     6.6%    1.6%     1.4%     3.4%     2.3%

NYC MIDTOWN EAST SIDE      2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA Portfolio Vacancy       3.4%     0.9%    5.5%     2.1%     2.6%     0.5%
Overall Vacancy            7.6%     5.0%    3.9%     2.6%     4.5%     8.9%
Direct Vacancy             5.1%     3.9%    3.1%     1.9%     2.5%     3.1%

NYC MIDTOWN WEST SIDE      2Q99     4Q99    2Q00     4Q00     2Q01     4Q01
                           ------------------------------------------------
RA                         9.4%     3.0%    0.0%     3.0%     2.1%     5.6%
Overall acancy             6.1%     5.2%    2.7%     2.7%     4.4%     6.2%
Direct Vacancy             5.5%     4.1%    2.4%     2.4%     2.7%     4.0%

NYC SIXTH AVE./ROCKEFELLER CENTER
                           4Q99     2Q00     4Q00     2Q01     4Q01
                           ---------------------------------------
RA                         10.7%    5.6%     7.2%     6.5%     3.7%
Overall Vacancy             2.7%    1.2%     1.2%     3.3%     4.3%
Direct Vacancy              1.7%    0.6%     0.9%     1.5%     2.7%

Source: Cushman & Wakefield Class A Statistics


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


RA LIMITED NEW SUPPLY

[GRAPHIC OMITTED]

NEW SPACE UNDER DEVELOPMENT AS A % OF INVENTORY

WESTCHESTER           0.0%
STAMFORD              0.8%
LONG ISLAND           0.9%
Cleveland             1.3%
NEW YORK CITY         1.9%
Houston               2.3%
LA County             2.8%
Denver                3.0%
Orange County         3.0%
San Diego             3.2%
Dallas                3.6%
Philadelphia          3.8%
Atlanta               4.0%
NO. NEW JERSEY (A)    4.6%
Chicago               4.6%
Oakland               5.6%
Phoenix               5.6%
Washington, D.C.      6.0%
Minneapolis           7.3%
San Francisco         7.4%
Boston                8.2%

Source:  Merrill Lynch mid-year 2001 report

(a) Excluding Jersey City the new space under development is 2.8%


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


RA HISTORICAL PORTFOLIO OCCUPANCY

[GRAPHICS OMITTED]

                           1997      1998     1999      2000     2001
                           ----      ----     ----      ----     ----
OFFICE                     95.8%     96.4%    96.0%     97.2%    96.1%
INDUSTRIAL                 95.3%     96.8%    98.2%     97.5%    91.7%

Note:  Excludes properties under development

Note: Decrease in industrial occupancy reflects a 206,710 square foot lease that expired in November 2001, decreasing occupancy 300 basis points.


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           The New York Tri-State Area's Leading Real Estate Company

RA PORTFOLIO PERFORMANCE

Same Property NOI Growth

[GRAPHICS OMITTED]

                                 THREE MONTHS

                  TOTAL PORTFOLIO (A)       OFFICE PORTFOLIO (A)
                  -------------------       --------------------
CASH NOI                11.9%                       13.2%
GAAP NOI                 2.7%                        2.7%

TOTAL PORTFOLIO

 9.8%  CASH REVENUE INCREASE
 6.1%  EXPENSE INCREASE
(2.7%) OCCUPANCY DECREASE

OFFICE PORTFOLIO

10.4%  CASH REVENUE INCREASE
 6.1%  EXPENSE INCREASE
(1.1%) OCCUPANCY DECREASE

(a) Based on comparison period for the three month period ended December 31, 2001 versus the three month period ended December 31, 2000


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


RA PORTFOLIO PERFORMANCE

Same Property NOI Growth

[GRAPHICS OMITTED]

                                TWELVE MONTHS

                  TOTAL PORTFOLIO (A)       OFFICE PORTFOLIO (A)
                  -------------------       --------------------
CASH NOI                  7.9%                      8.7%
GAAP NOI                  7.0%                      7.8%

TOTAL PORTFOLIO

 7.5%  CASH REVENUE INCREASE
 7.0%  EXPENSE INCREASE
(0.4%) AVERAGE OCCUPANCY DECREASE

OFFICE PORTFOLIO

 8.1%  CASH REVENUE INCREASE
 7.0%  EXPENSE INCREASE
 0.2%  AVERAGE OCCUPANCY INCREASE

(a)  Based on comparison period for the twelve month period ended
     December 31, 2001 versus thetwelve month period ended December 31, 2000


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


RA PORTFOLIO PERFORMANCE

Same Property NOI Growth

[GRAPHIC OMITTED]

                        TREND ANALYSIS - TOTAL PORTFOLIO

                  4Q00       1Q01       2Q01        3Q01       4Q01
                  ----       ----       ----        ----       ----
CASH NOI          10.6%      14.9%       8.5%       10.5%      11.9%
GAAP NOI          10.2%      13.4%       9.6%        5.2%       2.7%


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           The New York Tri-State Area's Leading Real Estate Company

RA PORTFOLIO PERFORMANCE

[GRAPHICS OMITTED]

             FOURTH QUARTER 2001SAME SPACE AVERAGE RENT GROWTH (A)

OFFICE RENT GROWTH:  16.3%             INDUSTRIAL/R&D RENT GROWTH:  21.0%

EXPIRING LEASES - $24.37               EXPIRING LEASES - $7.15
NEW LEASES - $28.35                    NEW LEASES - $8.65



            o        RENEWED 59% OF EXPIRING SQUARE FOOTAGE(b)
           o        76 TOTAL LEASES EXECUTED ENCOMPASSING 839,000 SQ. FT.
  o SAME SPACE FOURTH QUARTER CASH INCREASE OF 8.2% FOR OFFICE AND 4.9% FOR INDUSTRIAL/R&D
    o SAME SPACE YEAR END GAAP INCREASE OF 20.8% FOR OFFICE AND 20.7% FOR INDUSTRIAL/R&D
      o SAME SPACE YEAR END CASH INCREASE OF 12.2% FOR OFFICE AND 5.5% FOR INDUSTRIAL/R&D

(a)  Represents leases executed during the fourth quarter
(b) Reflects the impact of a 206,710 sf Industrial/R&D tenant who did not renew. Excluding this tenant, renewal rate was 80%


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            The New York Tri-State Area's Leading Real Estate Company

RA LEASE EXPIRATIONS

Square Feet Expiring Throughout New York Tri-state Regional Portfolio

[GRAPHICS OMITTED]

OFFICE (IN THOUSANDS)      2002     2003     2004     2005      2006     2007
------                     ----     ----     ----     ----      ----     ----
SQUARE FEET EXPIRING        879    1,198     1,225    1,749     1,723    1,029
%SQUARE FEET EXPIRING       6.8%     9.3%      9.5%    13.5%     13.3%     8.0%




INDUSTRIAL (IN THOUSANDS)  2002     2003     2004     2005     2006     2007
----------                 ----     ----     ----     ----     ----     ----
SQUARE FEET EXPIRING        247      779      661      890    1,062      276
%SQUARE FEET EXPIRING       4.0%    12.6%    10.7%    14.4%    17.2%     4.5%


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           The New York Tri-State Area's Leading Real Estate Company

RA LEASE EXPIRATIONS

2002 Office Expirations - 6.8% of Total Portfolio

[GRAPHIC OMITTED]

                             2002 OFFICE EXPIRATIONS BY REGION

               % SQ. FT. EXPIRING    ACTUAL SQ. FT. EXPIRING    % OF DIVISION
               --------------------------------------------------------------
LONG ISLAND            17%               145,536                       4%
WESTCHESTER            39%               344,580                      11%
CONNECTICUT             6%                56,475                       5%
NEW JERSEY             17%               144,155                       8%
NEW YORK CITY          21%               187,903                       6%


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

RA LEASE EXPIRATION COMPARISON

                                 2002 AND 2003
                    EXPIRING RENTS VS. RECKSON FORECAST RENTS
                                OFFICE PORTFOLIO

[GRAPHIC OMITTED]

                 CBD OFFICE PORTFOLIO         SUBURBAN OFFICE PORTFOLIO
                500,000 SQ. FT. EXPIRING     1.6 MILLION SQ. FT. EXPIRING
CASH

EXPIRING               $31.51                            $24.75
FORECASTED (a)         $41.81                            $25.33
INCREASE                   33%                                2%

GAAP

EXPIRING               $30.94                            $23.66
FORECASTED (a)         $42.28                            $26.14
INCREASE                   37%                               10%


                            AS OF DECEMBER 31, 2001

(a) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.


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

                                 VALUE CREATION
                                ACTIVITY UPDATE
[PICTURE OMITTED]

Repositioning
919 Third Avenue
New York City

o    1.4 Million Square Foot Office Tower

o Acquired the Non-performing Mortgage Secured by this Property for $200 psf within 30 Days after Identifying the Opportunity

o Cleaned-up the Ownership Structure, Re-tenanted the Vacated Space, Completed an $87 Million Capital Improvement Program and Refinanced the Building with a $250 Million Mortgage


o Sold a 49% Interest in the Property Based on a Total Property Valuation of $450 Million, Resulting in an Unleveraged IRR of 16% on the Interest Sold
     (a)

o    Projecting a 23% Leveraged Return on Our Remianing Investment (a)



(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

                      RA


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


RA VALUE CREATION ACTIVITY UPDATE

Reckson Executive Park - Melville, Long Island

GROUND-UP DEVELOPMENT

[PICTURE OMITTED]

o   61% Leased Based on Leases Signed or Out for Signature

o   Anticipated
    Return On Investment - 12%

o   Projected Occupancy at End of 2002 - 220,000 s.f.


STACKING PLAN - 277,500 SQ. FT.

4TH FLOOR             SHOWING            PROPOSAL           SHOWING
                     15,000 s.f.        28,000 s.f.       20,000 s.f.


3RD FLOOR             LEASES OUT                       PROPOSAL
                     70,000 s.f.                     120,000 s.f.

2ND FLOOR       HAIN CELESTIAL GROUP, INC          TRANSAMERICA CORP.
                     34,988 s.f.                      24,099 s.f.

1ST FLOOR       OSI PHARMACEUTICAL, INC.   DRAKE BEAM MORIN      SHOWING
                     36,309 s.f.              4,870 s.f.        7,500 s.f.


           LEASES SIGNED         LEASES OUT        PROPOSALS      SHOWINGS
           -------------         ----------        ---------      --------
TOTALS      100,266 S.F.         70,000 S.F.      148,000 S.F.   42,500 S.F.


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

                                VALUE CREATION
                                ACTIVITY UPDATE
                                Redevelopment

[PICTURE OMITTED]

103 JFK Parkway
Short Hills, New Jersey

o       129,508 Square Feet

o       Total Anticipated Investment - $30 Million (a)

o       Lease Out for 100% of Property

o       Anticipated Stabilized NOI Yield of 10% (a)


                                       RA

(a) Forward-looking statements based upon management's estimates.
     Actual results may differ materially.

RA


                               FINANCIAL OVERVIEW

                                 Presented By:
                                 Michael Maturo
                            Chief Financial Officer













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


RA PRO FORMA FFO - CORE OPERATIONS

Increases in FFO Per Share From Core Operations

                                                 FOURTH QUARTER    ANNUAL

2000 FFO                                              $.67         $2.59
INCOME ON FRONTLINE LOANS AND RSVP J.V.S              (.07)         (.31)
                                                   --------        ------
2000 FFO CORE REAL ESTATE OPERATIONS                  $.60         $2.28
                                                   ========        ======


2001 FFO                                              $.57         $2.61
INCOME ON FRONTLINE LOANS AND RSVP J.V.S                -           (.11)
NON-RECURRING CHARGES AND RESERVES:
     CAPTIVATE NETWORK, INC.                           .01           .01
     NON-EXECUTIVE EMPLOYEE LOANS                      .04           .04
                                                   --------        -------
2001 FFO CORE REAL ESTATE OPERATIONS                  $.62         $2.55
                                                   ========        =======
INCREASE                                              $.02           $.27
                                                   ========        =======
PERCENT INCREASE                                       3.3%          11.8%
                                                   ========        =======



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

[GRAPHIC OMITTED]         GUIDANCE - 2002 FFO ESTIMATES

2001 FFO FROM CORE OPERATIONS                                     $2.55   $2.55

NOI INCREASE (2.5% - 3.5%) BEFORE TERMINATION FEES AND BAD DEBT     .10     .12

2002 NET TERMINATION FEES                                          (.09)   (.08)

NET OTHER INCOME                                                   (.06)   (.05)

NET BAD DEBT                                                       (.04)   (.02)

INVESTMENT DILUTION                                                (.06)   (.02)

REDUCTION IN DEBT SERVICE AND PREFERRED DIVIDENDS                   .05     .05
                                                                  -----   -----
TOTAL                                                             $2.45   $2.55
                                                                  =====   =====

INVESTMENT ASSUMPTIONS:
                                                                  -----   -----
  REAL ESTATE INVESTMENTS AND STOCK REPURCHASE                    $225M   $350M
                                                                  =====   =====



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


RA FINANCIAL RATIOS

                           (IN MILLIONS EXCEPT RATIOS)
                                DECEMBER 31, 2001
RATIOS                             HISTORICAL
------                     ---------------------------
Total Debt (a)                        $1,336
Total Equity                          $1,916
Total Market Cap                      $3,252
Interest Coverage Ratio (b)             3.15x
Fixed Charge Coverage Ratio (b)         2.42x
Debt to Total Market Cap (b)            39.5%


(a) Including pro-rata share of joint venture debt and net of minority partners interests
(b) Pro forma for $84.6 million paydown o fline of credit on January 4, 2002


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

RA DEBT SCHEDULE

                         (IN MILLIONS)
                       PRINCIPAL AMOUNT     WEIGHTED AVERAGE     AVERAGE TERM
DEBT SCHEDULE             OUTSTANDING        INTEREST RATE        TO MATURITY
-------------          ----------------     ----------------     ------------
Fixed Rate
----------
Mortgage Notes Payable       $751.1                7.3%            10.0 yrs.
Senior Unsecured Notes       $450.0                7.5%             5.6 yrs.
                           ---------
Subtotal/Weighted Average  $1,201.1                7.4%             8.4 yrs.
                           =========
Floating Rate
-------------
Corporate Unsecured        ---------
 Credit Facility             $187.0 (a)(b)    LIBOR + 105bps
                           =========
------------------------------------------------------------------------------

                   NO SIGNIFICANT NEAR-TERM REFINANCING NEEDS

                   LONG-TERM STAGGERED DEBT MATURITY SCHEDULE

[GRAPHIC OMITTED]

                            (maturities in millions)

                2002  2003  2004  2005   2006  2007   2008  2009  2010  2011
                -------------------------------------------------------------
MORTGAGE DEBT    $0    $0    $3    $19   $130   $60    $0   $100  $28   $214
UNSECURED NOTES            $100                $150         $200


                         LOW FLOATING RATE DEBT LEVELS

                               [GRAPHIC OMITTED]

                            Floating Rate - 13% (a)
                            Fixed Rate - 87%



(a)  Reflects Paydown of $84.6 Million On January 4, 2002
(b)  Unsecured Corporate Credit Facility Matures in September of 2003


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

RA CAPITAL RECYCLING PROGRAM

$479 Million Slated for Program

                                                         (in thousands)
                                                   2001        2002     2003
                                                   ----        ----     ----
DISPOSITIONS - COMPLETED
------------------------
6 non-core office assets                        $85,000
Keystone Preferred Stock                        $36,000
919 Third Avenue - Sale of JV Interest         $221,000


DISPOSITIONS - ANTICIPATED
--------------------------
Remaining Non-Core Assets                                  $50,000   $87,000
                                               ---------   -------   -------
    Total                                       $342,000   $50,000   $87,000
                                               =========   =======   =======


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


RA INVESTMENT FOCUS AND STRATEGY

VALUE-ADDED OPPORTUNITIES IN CORE NEW YORK TRI-STATE AREA MARKETS

o       MIDTOWN MANHATTAN
             - Direct investments in Class A office buildings
             - Investments in mezzanine debt on Class A office buildings
             - Purchase of troubled assets or partnerships

o       DOWNTOWN MANHATTAN
             - Bias away from investing in downtown Manhattan
             - Will look at select unique opportunities

o       TRI-STATE SUBURBAN MARKETS
             - Value-added opportunities
             - Partially completed buildings
             - Corporate vacated buildings
             - Portfolio investments
             - Operating assets in core sub-markets

CONTINUE TO PURSUE STRATEGIC DISPOSITIONS WHERE OPPORTUNISTIC

STOCK REPURCHASE


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

RA SUMMARY

PROVEN TRACK RECORD - MANAGEMENT TEAM IS FOCUSED

WELL POSITIONED FOR PRESENT ECONOMIC CLIMATE

         * Strong balance sheet

         * Relatively low lease expiration exposure

         * Portfolio rents below market

         * Minimum development exposure

         * High barrier to entry markets

         * Most stable office markets in the U.S.

NEW YORK TRI-STATE AREA REGIONAL STRATEGY

         * Only major real estate owner with a significant presence in all the New York Tri-State area markets

         * Premier portfolio located within one hour of New York City

         * Regional dominance

ACTIVELY SEEKING TO CAPITALIZE ON CREATIVE OPPORTUNITIES IN CORE MARKETS

TARGET STOCK REPURCHASE AS A CORE INVESTMENT OPTION



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

RA FORWARD-LOOKING STATEMENTS

Estimates of future FFO per share and certain other matters discussed herein are
   "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels;
   downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties
 (including FrontLine Capital Group); risks associated with joint ventures; and
   other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this presentation
                       that subsequently becomes untrue.



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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY






                                       RA




                               [GRAPHIC OMITTED]




                                    RECKSON